                                  EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Agway Inc.:

       We consent to the incorporation by reference in the registration statements on Form S-3 (File No. 33-55985) and on Form S-8 (File No. 33-54083) of our reports dated September 15, 1995, on our audits of the consolidated financial statements and financial statement schedules of Agway Inc. and Consolidated Subsidiaries as of June 30, 1995, and 1994, and for the years ended June 30, 1995, 1994 and 1993, which reports are included in this Annual Report on Form 10-K.

                                                       COOPERS & LYBRAND L.L.P.
Syracuse, New York
September 15, 1995

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (File No. 33-55985) of Agway Inc. of our report dated August 11, 1995 relating to the consolidated financial statements of H. P. Hood Inc., which report appears on page 33 of this Form 10-K.


PRICE WATERHOUSE LLP
Boston, Massachusetts
September 13, 1995

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-54083) of Agway Inc. of our report dated August 11, 1995 relating to the consolidated financial statements of H. P. Hood Inc., which report appears on page 33 of this Form 10-K.


PRICE WATERHOUSE LLP
Boston, Massachusetts
September 13, 1995

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements of Agway Inc. on Form S-3 (File No. 33-55985) and on Form S-8 (File No. 33-54083) of our report dated August 16, 1995, relating to the June 25, 1994 and June 26, 1993 financial statements of Curtice Burns Foods, Inc., which report appears under Item 8 of this Annual Report on Form 10-K.

PRICE WATERHOUSE LLP

Rochester, New York
September 15, 1995